UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-179

Central Securities Corporation

(Name of registrant as specified in charter)

630 Fifth Avenue, Suite 820, New York, New York 10111

(Address of principal executive offices)

Marlene A. Krumholz

Central Securities Corporation

630 Fifth Avenue

Suite 820

New York, New York 10111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-698-2020

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

Item 1(a). Reports to Stockholders.

CENTRAL SECURITIES CORPORATION

NINETY-SIXTH ANNUAL REPORT

2024

[2]

SIGNS OF THE TIMES

“The U.S. economy has been resilient. Unemployment remains relatively low, and consumer spending stayed healthy, including during the holiday season. Businesses are more optimistic about the economy, and they are encouraged by expectations for a more pro-growth agenda and improved collaboration between government and business. However, two significant risks remain. Ongoing and future spending requirements will likely be inflationary, and therefore, inflation may persist for some time. Additionally, geopolitical conditions remain the most dangerous and complicated since World War II.” (Jamie Dimon, JPMorgan Fourth Quarter 2024 earnings press release, January 15, 2025)

“In the past 50 years, processors have come to operate tens of thousands of times faster, and store a million times more data in the same area. The cost of a transistor has also fallen by a factor of a billion, making technology a global deflationary force. They are also ubiquitous: semiconductors are now the third-most traded commodity in the world by value, after oil and cars.” (The Economist, September 21, 2024)

“Across different metrics, a wide gap in GDP has opened up between the EU and the US, driven mainly by a more pronounced slowdown in productivity growth in Europe… On a per capita basis, real disposable income has grown almost twice as much in the US as in the EU since 2000…

“Europe largely missed out on the digital revolution led by the internet and the productivity gains it brought: in fact, the productivity gap between the EU and the US is largely explained by the tech sector. The EU is weak in the emerging technologies that will drive future growth. Only four of the world’s top 50 tech companies are European…

“Europe is stuck in a static industrial structure with few new companies rising up to disrupt existing industries or develop new growth engines. In fact, there is no EU company with a market capitalisation over EUR 100 billion that has been set up from scratch in the last fifty years, while all six US companies with a valuation above EUR 1 trillion have been created in this period.” (Mario Drahi, “The Future of European Competitiveness,” September, 2024)

“Qatar has threatened to stop vital gas shipments to the EU if member states strictly enforce new legislation that will penalise companies which fail to meet set criteria on carbon emissions, human and labour rights. Qatari energy minister Saad al-Kaabi told the Financial Times that if any EU state imposed non-compliance penalties on a scale referenced in the corporate due diligence directive Doha would stop exporting its liquefied natural gas to the bloc. The law requires EU countries to introduce powers to impose fines for non-compliance with an upper limit of at least 5 per cent of the company’s annual global revenue.

“’If the case is that I lose 5 per cent of my generated revenue by going to Europe, I will not go to Europe… I’m not bluffing,’ Kaabi said. ‘Five per cent of generated revenue of QatarEnergy means 5 per cent of generated revenue of the Qatar state. This is the people’s money… so I cannot lose that kind of money — and nobody would accept losing that kind of money.’” (Andrew England and Alice Hancock, The Financial Times, December 22, 2024)

“The rise of Chinese carmakers is reconfiguring the global auto industry, with merger talks between Honda and Nissan the latest example of companies trying to respond to the competitive threat.

“In the U.S., General Motors said this month it was taking $5 billion in charges related to its China business. In Germany, Volkswagen is threatening to close factories and cut tens of thousands of employees. One of the underlying causes is the hit to VW’s profit from lost market share in China.

“Three fundamental facts lie behind these moves. More than half of new cars sold in China today are either fully electric vehicles or plug-in hybrids. Three in five Chinese buyers are choosing a domestic brand, the highest ratio since the country emerged as the world’s largest car market. And China’s passenger-car exports quintupled between 2020 and 2023, hitting 4.1 million vehicles last year, according to industry data.” (Yoko Kubota, The Wall Street Journal, December 18, 2024)

[3]

“More satellites have been launched into orbit in the past five years than in the previous six decades as commercial companies and governments spend billions to build new constellations for communications, Earth imagery and other services. Most of them travel around Earth in a part of space called low-Earth orbit, an area within 1,200 miles of the planet.” (W.J. Hennigan, The New York Times, December 8, 2024)

“In recent years the energy consumption of data centres has been fairly stable, because rising levels of internet usage were offset by rising energy efficiency. However, this is now changing fast: AI queries use around 10 times more energy than existing search engines. Thus the electricity consumption of data centres will at least double by 2026, according to the International Energy Agency — and in the US they are expected to consume nine per cent of all electricity by 2030. In Ireland the usage has already exploded to over a fifth of the grid — more than households.” (Gillian Tett, The Financial Times, October 4, 2024)

“The world is at a startling demographic milestone. Sometime soon, the global fertility rate will drop below the point needed to keep population constant. It may have already happened. Fertility is falling almost everywhere, for women across all levels of income, education and labor-force participation. The falling birthrates come with huge implications for the way people live, how economies grow and the standings of the world’s superpowers. In high-income nations, fertility fell below replacement in the 1970s, and took a leg down during the pandemic. It’s dropping in developing countries, too. India surpassed China as the most populous country last year, yet its fertility is now below replacement.” (Greg Ip and Janet Adamy, The Wall Street Journal, May 13, 2024)

“The U.S. is experiencing its largest immigration wave in generations, driven by millions of people from around the world seeking personal safety and economic opportunity. Immigrants are swelling the population and changing the makeup of the U.S. labor force in ways that are likely to reverberate through the economy for decades. Since the end of 2020, more than nine million people have migrated to the U.S., after subtracting those who have left, coming both legally and illegally, according to estimates and projections from the Congressional Budget Office. That’s nearly as many as the number that came in the previous decade. Immigration has lifted U.S. population growth to almost 1.2% a year, the highest since the early 1990s. Without it, the U.S. population would be growing 0.2% a year because of declining birthrates and would begin shrinking around 2040, the CBO projects.” (Paul Kiernan, The Wall Street Journal, September 4, 2024)

“Nearly three-quarters of U.S. adults are overweight or obese, according to a sweeping new study. The findings have wide-reaching implications for the nation’s health and medical cost as it faces a growing burden of weight-related diseases.

“The study,…reveals the striking rise of obesity rates nationwide since 1990- when just over half of adults were overweight or obese – and shows how more people are becoming overweight or obese at younger ages than in the past.

“The study’s authors documented increases in the rates of overweight and obesity across ages. They were particularly alarmed by the steep rise among children, more than one in three of whom are now overweight or obese. Without aggressive intervention, they forecast, the number of overweight and obese people will continue to go up – reaching nearly 260 million people in 2050.” (Nina Agrawal, The New York Times, November 14, 2024)

“Coal, the world’s dirtiest fossil fuel, is booming…Some experts had concluded that coal consumption peaked in 2013 at 8 billion metric tons. It has since surpassed that level three years in a row. Indonesia, the world’s largest coal exporter, is shipping more of it than any nation in history. In December, the International Energy Agency abandoned projections that coal use would drop in coming years, saying that it will increase through at least 2027 to nearly 9 billion tons.

“‘We’ve forecast peak coal at least three times,’ said Rory Simingon, a coal analyst with Wood Mackenzie, a natural-resources analytics company. ‘We keep getting surprised.’” (Jon Emont, The Wall Street Journal, January 7, 2025)

[4]

CENTRAL SECURITIES CORPORATION

(Organized on October 1, 1929 as an investment company, registered as such with the
Securities and Exchange Commission under the provisions of the Investment Company Act of 1940)

25-YEAR HISTORICAL DATA

		Per Share of Common Stock
		Net asset value	Source of dividends and distributions			Total dividends and distributions		Unrealized appreciation of investments at end of year
Year Ended December 31,	Total net assets		Ordinary income*	Long-term capital gains*
1999	$590,655,679	$35.05						$394,282,360
2000	596,289,086	32.94	$.32	$4.03		$4.35		363,263,634
2001	539,839,060	28.54	.22	1.58	**	1.80	**	304,887,640
2002	361,942,568	18.72	.14	1.11		1.25		119,501,484
2003	478,959,218	24.32	.11	1.29		1.40		229,388,141
2004	529,468,675	26.44	.11	1.21		1.32		271,710,179
2005	573,979,905	27.65	.28	1.72		2.00		302,381,671
2006	617,167,026	30.05	.58	1.64		2.22		351,924,627
2007	644,822,724	30.15	.52	1.88		2.40		356,551,394
2008	397,353,061	17.79	.36	2.10		2.46		94,752,477
2009	504,029,743	22.32	.33	.32		.65		197,256,447
2010	593,524,167	26.06	.46	.44		.90		281,081,168
2011	574,187,941	24.96	.43	.57		1.00		255,654,966
2012	569,465,087	24.53	.51	.43		.94		247,684,116
2013	648,261,868	26.78	.12	3.58		3.70		305,978,151
2014	649,760,644	26.18	.16	1.59		1.75		293,810,819
2015	582,870,527	23.53	.12	1.86		1.98		229,473,007
2016	674,683,352	27.12	.30	.68		.98		318,524,775
2017	826,331,789	32.86	.28	.72		1.00		460,088,116
2018	765,342,588	30.02	.56	.89		1.45		392,947,674
2019	994,595,051	38.42	.57	.78		1.35		607,489,748
2020	1,036,336,494	39.49	.75	.95		1.70		638,120,894
2021	1,332,590,581	48.87	.92	2.83		3.75		894,323,472
2022	1,132,835,676	40.48	.55	1.90		2.45		668,155,780
2023	1,319,864,836	46.49	.50	1.35		1.85		841,232,972
2024	1,569,940,654	54.26	.61	1.64		2.25		1,063,703,666

Dividends and distributions for the 25-year period:			$9.81	$37.09		$46.90

*Computed on the basis of the Corporation’s status as a “regulated investment company” for Federal income tax purposes. Dividends from ordinary income include short-term capital gains.

**Includes non-taxable return of capital of $.55.

The Common Stock is listed on the NYSE American under the symbol CET. On December 31, 2024, the closing market price was $45.69 per share.

[5]

To the Stockholders of

Central Securities Corporation:

Financial statements for the year 2024, as audited by our independent registered public accounting firm, and other pertinent information are submitted herewith.

Comparative net assets are as follows:

	December 31, 2024	December 31, 2023
Net assets	$1,569,940,654	$1,319,864,836
Net assets per share of Common Stock	54.26	46.49
Shares of Common Stock outstanding	28,935,676	28,387,828

Comparative operating results are as follows:

	Year 2024		Year 2023
Net investment income	$15,473,925		$14,398,068
Per share of Common Stock	.54	*	.51	*
Net realized gain from investment transactions	50,030,319		36,160,458
Increase in net unrealized appreciation of investments	222,470,694		173,077,192
Increase in net assets resulting from operations	287,974,938		223,635,718

*Per-share data are based on the average number of Common shares outstanding during the year.

Central Securities Corporation (“Central” or the “Corporation”) declared two distributions to holders of Common Stock in 2024, $.20 per share paid on June 26 in cash and $2.05 per share paid on December 20 in cash or in additional shares of Common Stock at the stockholder’s option. For Federal income tax purposes, of the total $2.25 paid, $.61 represents ordinary income and $1.64 represents long-term capital gains. A separate tax notice has been mailed to stockholders. With respect to state and local taxes, the character of distributions may vary. Stockholders should consult with their tax advisors on this matter.

In the distribution paid in December, the holders of 45% of the outstanding shares of Common Stock elected stock, and they received 547,848 Common shares at a price of $47.41 per share.

During 2024, the Corporation did not purchase any shares of its Common Stock. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made in the open market or in private transactions directly with stockholders.

[6]

Central’s net asset value, adjusted for the reinvestment of distributions to shareholders increased by 22.2% during 2024. Over the same period, Central’s shares returned 26.8%. For comparative purposes, the S&P 500 Index increased by 25.0% while the Russell 2000, a broad index composed of smaller companies, increased by 11.5%.

Long-term returns on an annualized basis are shown below.

Years	NAV Return	Market Return	S&P 500
10	13.9%	14.0%	13.1%
20	11.0%	11.0%	10.3%
30	11.9%	11.6%	10.9%
40	12.9%	12.8%	11.8%
50	14.5%	15.4%	12.4%

Equity markets remained ebullient in 2024, driven in part by optimism about advances in artificial intelligence and associated high levels of planned investment that reflect a belief in the transformative nature of the technology. Myriad uses for AI are filtering across the economy, from consumer-facing chat bots to the analysis of proteins involved in pharmaceutical research. The most profitable application to date seems to be Internet advertising, but other notable use cases well underway among Central’s portfolio companies include analyzing and evaluating consumer loans and insurance products. Companies with large stores of accessible, proprietary data and information seem particularly well-positioned to make use of the technology.

Outside the technology sector, the U.S. economy moderated as higher interest rates took their toll on investment, particularly in residential real estate and nonresidential construction. Existing home sales remained near a multi-decade low as interest rates for purchase mortgages were higher than those of most current owners, contributing to a continued post-pandemic hangover among companies that benefit from home renovation activity. Job growth slowed, and unemployment rose modestly to 4.2% from the sixty-year low of 3.4% seen at the start of 2023.

In response to the somewhat softening economic picture, the Federal Reserve began reducing interest rates in September. The overall U.S. fiscal posture remained notably expansionary, with a deficit of more than 6% of GDP for a second straight year. The fiscal outlook of the country remains on a seemingly unsustainable path absent very strong nominal growth. For example, interest on the federal debt exceeded defense spending for only the second time in U.S. history.

The so-called “Magnificent Seven” again contributed heavily to the return of the S&P 500 Index. Alphabet, Amazon, Apple, Meta, Microsoft, Nvidia, and Tesla had an average weight of 30.6% and contributed slightly more than half of the 25% return of the index, the second consecutive year in which these seven stocks contributed more than half the index return. For Central, holdings in Alphabet, Amazon, Meta, and Microsoft had an average weight of 13.4% in 2024 and contributed just under 5% points of our 22% NAV return. We did not hold shares in Apple, Nvidia, or Tesla during the year. The largest positive contributors to Central’s 2024 results on an absolute basis, in order of importance, were Plymouth Rock, Progressive, Meta, and Motorola. The largest detractors were Rayonier, Intel, and Wolfspeed.

[7]

During the year we initiated positions in Arthur J. Gallagher, Ashtead Group, Nike, and WillScot Holdings. We increased our positions in Charles Schwab, Mercadolibre, Rayonier, Roper, Teledyne, and Visa. We exited AerCap Holdings, Kennedy-Wilson, Roche, and Wolfspeed, and we reduced our holdings in Alphabet, American Express, Analog Devices, AON, Coherent, Hess, JPMorgan, Merck, Motorola and Progressive. We again ended the year with 30 holdings.

Central’s largest and most important investment remains Plymouth Rock, a privately held company in which we invested in 1982. The Plymouth Rock Group of Companies together write and manage more than $2.2 billion in personal and commercial auto, homeowners and umbrella insurance in Massachusetts, New Hampshire, Connecticut, New York, New Jersey and Pennsylvania.

During 2024 Plymouth Rock maintained its focus on achieving profitable growth in its core auto and homeowners products. A discussion of Plymouth Rock’s results can be found in its annual report, which we expect will be available in April. The most current annual report may be found at www.plymouthrock.com/about/financial-information/annual-reports.

Central is an independent, internally managed closed-end investment company. Our primary objective is long-term growth of capital through the ownership of equity stakes in select companies operating in diverse industries. We aspire to invest with a time horizon of at least five years and attempt to construct a portfolio with some degree of opposing risks. Management with character and ability working in the long-term interest of all stockholders is of the utmost importance in our consideration of investments. Finally, we attempt to purchase investments at a reasonable, if not a bargain price. Our approach requires intimate knowledge of the business and management of the companies we own. We believe Central’s ability to take a long-term view is advantageous to our stockholders.

A statement of Central’s investment objectives, principal investment policies and the principal risks associated with an investment in Central’s common stock is provided beginning on page 24 of this report. We also include Management’s Discussion of Performance, beginning on page 8. Stockholder’s inquiries are welcome.

John C. Hill         Wilmot H. Kidd         Andrew J. O’Neill

630 Fifth Avenue
New York, New York 10111
January 29, 2025

[8]

25-YEAR INVESTMENT RESULTS
ASSUMING AN INITIAL INVESTMENT OF $10,000

(unaudited)

Central’s results to December 31, 2024 versus the S&P 500 Index:

Average Annual Total Return	Central’s NAV Return	Central’s Market Return	S&P 500 Index
1 Year	22.22%	26.78%	25.00%
5 Year	13.84%	13.43%	14.51%
10 Year	13.86%	14.04%	13.09%
15 Year	12.94%	13.44%	13.87%
20 Year	10.97%	10.99%	10.35%
25 Year	9.23%	9.74%	7.69%
Value of $10,000 invested for the 25-year period	$90,983	$102,036	$77,180

The Corporation’s total returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of all distributions. Distributions that are payable only in cash are assumed to be reinvested on the payable date of the distribution at the market price or net asset value, as applicable. Distributions that may be taken in shares are assumed to be reinvested at the price designated by the Corporation. Total returns do not reflect any transaction costs on investments or the deduction of taxes that investors may pay on distributions or the sale of shares.

The Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) is an unmanaged benchmark of large U.S. corporations that assumes reinvestment of all distributions, and excludes the effect of fees, expenses, taxes, and sales charges.

Performance data represents past performance and does not guarantee future investment results.

[9]

MANAGEMENT DISCUSSION OF PERFORMANCE

The Corporation’s net asset value, adjusted for the reinvestment of distributions to stockholders, increased by 22.2% during 2024 while Central’s shares returned 26.8%. The S&P 500 Index (“S&P 500”) returned 25.0% during 2024 and the Russell 2000 Index, which measures smaller capitalization stocks, increased by 11.5%.

The stock market was strong in 2024, driven by a healthy U.S. economic backdrop, moderating inflation, and improving profit conditions. The Federal Reserve began cutting interest rates for the first time since 2020, with reductions in September, November and December. The artificial intelligence boom sparked a year of outsized gains for large technology stocks, which led the market higher. Strong rallies by several megacap technology companies dubbed the “Magnificent Seven” contributed heavily to the return of the S&P 500, although market leadership started to broaden in the second half of 2024, with a shift to cyclical and defensive areas outside of technology. With this backdrop, the Standard & Poor’s 500 returned over 20% in back-to-back years for the first time since the late 1990s.

Central maintained its approach of investing in a limited number of companies operating in diverse industries, ending the year with 30 portfolio holdings. As a result, the overlap in portfolio positions between Central and the S&P 500 is limited. We tend to hold these companies for the long term, participating in the growth of earnings and cash flow over time rather than seeking to add value by trading between companies and sectors. We focus on bottom-up fundamentals rather than a top-down allocation of investments to economic sectors. We seek to construct a portfolio with opposing risks and without dependence upon any one theme or sector.

The so-called Magnificent Seven again contributed heavily to the return of the S&P 500. Alphabet, Amazon, Apple, Meta, Microsoft, Nvidia, and Tesla had an average weight of 30.6% and contributed slightly more than half of the 25% return of the index, just below the 16% points they contributed to the 26% index return in 2023. For Central, holdings in Alphabet, Amazon, Meta, and Microsoft had an average weight of 13.4% in 2024 and contributed just under 5% points of our 22% NAV return. We did not hold shares in Apple, Nvidia, or Tesla during the year.

Central maintained its significant investment in The Plymouth Rock Company, a privately-held property and casualty insurance company. Plymouth Rock was the largest positive contributor to Central’s absolute performance in 2024; its stock returned 31% to Central. While Plymouth Rock’s 2024 full year financial information is not yet available, we expect that the Plymouth Rock’s book value will increase from the prior year. We also believe that the company avoided significant operating losses from adverse weather events. Plymouth Rock paid two dividends to Central that added to our return in 2024.

Relative to the S&P 500, Central was underweight the Healthcare sector, leading to a positive relative contribution as healthcare stocks lagged the overall S&P 500. Central was overweight stocks in the Financials sector, and its investments in Progressive and American Express led to positive relative returns. Other significant positive contributors to performance were Coherent, Motorola Solutions and Meta.

The most significant detractors from performance were Intel, Wolfspeed, Rayonier and Kennedy-Wilson.

[10]

TEN LARGEST INVESTMENTS

December 31, 2024

(unaudited)

	Cost (mil.)	Value (mil.)	% of Net Assets	Year First Acquired
The Plymouth Rock Company, Inc.	$0.7	$392.3	25.0%	1982
Plymouth Rock underwrites and services over $2.2 billion in automobile and homeowner’s insurance premiums in the Northeast. Founded in 1982, it has grown both organically and by acquisition.
Progressive Corporation	24.4	100.6	6.4	2015
Progressive generates $70 billion in auto, home and other specialty earned insurance premiums from direct and agent-marketed personal and commercial customers in the U.S.
Alphabet Inc. Class A	21.8	85.2	5.4	2015
Alphabet provides web-based search, advertising, mobile software and other internet services at global scale. Alphabet’s $330 billion in revenues are predominantly from advertising.
Analog Devices, Inc.	3.0	85.0	5.4	1987

Analog Devices designs, manufactures and markets analog, digital signal processing and power management chips. It has $9.4 billion in global sales to industrial, communications, automotive and consumer end-markets.

Motorola Solutions, Inc.	5.7	67.0	4.3	2000

Motorola Solutions, with sales of almost $11 billion, is a leading provider of emergency-response and public-safety communication infrastructure, devices, software and services to governments and enterprises globally.

Charles Schwab Corporation	32.7	59.2	3.8	2016
Charles Schwab provides brokerage, banking and investment services to individual, advisor and institutional clients with $10 trillion in assets. Schwab has revenues of over $19 billion.
Meta Platforms Inc. Class A	30.3	58.6	3.7	2021
Meta Platforms is a global technology conglomerate with revenues of over $160 billion. Meta owns social media platforms including Facebook, Instagram, WhatsApp, and Threads.
Capital One Financial Corporation	17.6	53.5	3.4	2013
Capital One is one of the 10 largest banks in the U.S., with assets of more than $490 billion and deposits of over $360 billion.
Amazon.com, Inc.	3.7	49.4	3.1	2014
Amazon Inc. is a global technology company specializing in e-commerce, cloud computing, digital streaming, and AI with revenues in excess of $600 billion.
American Express Company	11.9	44.5	2.8	2015
American Express is a global payment and travel company, offering charge and credit cards and travel services to consumers and businesses. AmEx generates revenues of over $65 billion.

[11]

DIVERSIFICATION OF INVESTMENTS

December 31, 2024

(unaudited)

				Percent of Net Assets December 31,
	Issues	Cost	Value	2024	2023
Common Stocks:
Insurance Underwriters	2	$25,127,312	$492,887,400	31.4%	28.3%
Diversified Financial	4	80,491,662	180,925,500	11.5	11.2
Technology Hardware and Equipment	4	42,098,309	145,943,150	9.3	8.9
Communication Services	2	52,146,917	143,736,000	9.2	7.7
Semiconductor	2	3,145,689	93,004,000	5.9	8.7
Consumer Discretionary*	3	28,752,501	79,035,470	5.0	3.9
Insurance Brokers	2	43,706,872	65,720,250	4.2	3.3
Software and Services	2	5,318,581	62,311,750	4.0	4.5
Diversified Industrial	3	50,821,570	58,971,250	3.8	3.1
Health Care	3	28,316,168	43,710,400	2.8	4.7
Banks	1	8,015,145	43,147,800	2.7	2.6
Energy	1	11,141,582	36,577,750	2.3	4.0
Real Estate	1	33,199,746	30,015,000	1.9	2.7
Short-Term Investments	2	90,612,474	90,612,474	5.8	6.2

*The retailing category disclosed in 2023 is categorized as Consumer Discretionary in 2024.

PRINCIPAL PORTFOLIO CHANGES

October 1 to December 31, 2024

(unaudited)

	Number of Shares
	Purchased	Sold	Held December 31, 2024
AerCap Holdings N.V.		120,000	—
American Express Company		20,000	150,000
Ashtead Group plc ADR	65,000		150,000
Nike, Inc	100,000		100,000
WillScot Holdings Corporation	225,000		225,000

[12]

STATEMENT OF INVESTMENTS

December 31, 2024

Shares		Value
COMMON STOCKS 94.0%
	Banks 2.7%
180,000	JPMorgan Chase & Co.	$43,147,800

	Communications Services 9.2%
450,000	Alphabet Inc. Class A	85,185,000
100,000	Meta Platforms Inc. Class A	58,551,000
		143,736,000

	Consumer Discretionary 5.0%
225,000	Amazon.com, Inc. (a)	49,362,750
13,000	Mercadolibre, Inc. (a)	22,105,720
100,000	Nike, Inc.	7,567,000
		79,035,470

	Diversified Financial 11.5%
150,000	American Express Company	44,518,500
300,000	Capital One Financial Corporation	53,496,000
800,000	The Charles Schwab Corporation	59,208,000
75,000	Visa Inc. Class A	23,703,000
		180,925,500

	Diversified Industrial 3.8%
150,000	Ashtead Group plc ADR	36,675,000
200,000	Brady Corporation Class A	14,770,000
225,000	WillScot Holdings Corporation	7,526,250
		58,971,250

	Energy 2.3%
275,000	Hess Corporation	36,577,750

	Health Care 2.8%
90,000	Johnson & Johnson	13,015,800
185,000	Medtronic plc	14,777,800
160,000	Merck & Co., Inc.	15,916,800
		43,710,400

	Insurance Brokers 4.2%
100,000	AON plc Class A	35,916,000
105,000	Arthur J. Gallagher & Co.	29,804,250
		65,720,250

[13]

Shares		Value
	Insurance Underwriters 31.4%
28,424	The Plymouth Rock Company Class A (b)(c)	$392,251,200
420,000	Progressive Corporation	100,636,200
		492,887,400

	Real Estate 1.9%
1,150,000	Rayonier Inc.	30,015,000

	Semiconductor 5.9%
400,000	Analog Devices, Inc.	84,984,000
400,000	Intel Corporation	8,020,000
		93,004,000

	Software and Services 4.0%
80,000	Microsoft Corporation	33,720,000
55,000	Roper Technologies, Inc.	28,591,750
		62,311,750

	Technology Hardware and Equipment 9.3%
200,000	Coherent Corp. (a)	18,946,000
200,000	Keysight Technologies, Inc. (a)	32,126,000
145,000	Motorola Solutions, Inc.	67,023,350
60,000	Teledyne Technologies Incorporated (a)	27,847,800
		145,943,150

	Total Common Stocks (cost $412,282,054)	1,475,985,720

SHORT-TERM INVESTMENTS 5.8%
	Money Market Fund 1.3%
20,661,707	Goldman Sachs Financial Square Treasury Instruments Fund
	Institutional Class 4.135%	20,661,707
Principal
	U.S. Treasury Bill 4.5%
$70,000,000	U.S. Treasury Bill 4.289%, due 1/7/25 (d)	69,950,767

	Total Short-Term Investments (cost $90,612,474)	90,612,474

	Total Investments (cost $502,894,528) (99.8%)	1,566,598,194

	Cash, receivables and other assets less liabilities (0.2%)	3,342,460

	Net Assets (100%)	$1,569,940,654

(a)Non-dividend paying.

(b)Affiliate as defined in the Investment Company Act of 1940 and restricted. See Note 5 and Note 6.

(c)Valued based on Level 3 significant unobservable inputs. See Note 2.

(d)Valued based on Level 2 inputs. See Note 2.

See accompanying notes to financial statements.

[14]

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2024

Assets:
Investments:
Securities of unaffiliated companies (cost $411,571,454) (Note 2)	$1,083,734,520
Securities of affiliated companies (cost $710,600) (Notes 2, 5 and 6)	392,251,200
Short-term investments (cost $90,612,474) (Note 2)	90,612,474	$1,566,598,194
Cash, receivables and other assets:
Cash	267,953
Dividends receivable	2,697,127
Leasehold improvements, furniture and equipment, net	1,214,851
Operating lease right-of-use asset	2,328,578
Other assets	235,084	6,743,593
Total Assets		1,573,341,787
Liabilities:
Accrued expenses and other liabilities	466,304
Operating lease liability	2,934,829
Total Liabilities		3,401,133
Net Assets		$1,569,940,654
Net Assets are represented by:
Common Stock $1 par value: authorized 40,000,000 shares; issued 28,935,676 (Note 3)		$28,935,676
Surplus:
Paid-in	$470,760,252
Total distributable earnings, including net unrealized appreciation of investments	1,070,244,726	1,541,004,978
Net Assets		$1,569,940,654
Net Asset Value Per Common Share (28,935,676 shares outstanding)		$54.26

See accompanying notes to financial statements.

[15]

STATEMENT OF OPERATIONS

For the year ended December 31, 2024

Investment Income
Income:
Dividends from unaffiliated companies (net of foreign withholding taxes of $141,685)	$11,941,897
Dividends from affiliated companies (Note 5)	8,060,762
Interest	3,695,876	$23,698,535

Expenses:
Investment research	2,445,679
Administration and operations	2,765,505
Occupancy and office operating expenses	886,298
Consulting fees	682,815
Directors’ fees	479,000
Legal, auditing and tax preparation fees	220,274
Information services and software	187,136
Transfer agent, registrar and custodian fees and expenses	121,051
Stockholder communications and meetings	111,378
Franchise and miscellaneous taxes	108,984
Miscellaneous	216,490	8,224,610
Net investment income		15,473,925

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain from unaffiliated companies	50,030,319
Increase in net unrealized appreciation of investments in unaffiliated companies	134,356,294
Increase in net unrealized appreciation of investments in affiliated companies (Note 5)	88,114,400
Net gain on investments		272,501,013
Increase in Net Assets Resulting from Operations		$287,974,938

See accompanying notes to financial statements.

[16]

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2024 and 2023

	2024	2023
From Operations:
Net investment income	$15,473,925	$14,398,068
Net realized gain from investment transactions	50,030,319	36,160,458
Increase in net unrealized appreciation of investments	222,470,694	173,077,192
Increase in net assets resulting from operations	287,974,938	223,635,718
Distributions To Stockholders:
From distributable earnings	(63,872,613)	(51,505,653)
From Capital Share Transactions: (Notes 3 and 8)
Distribution to stockholders reinvested in Common Stock	25,973,493	20,731,575
Cost of treasury stock purchased	—	(5,832,480)
Increase in net assets from capital share transactions	25,973,493	14,899,095
Total increase in net assets	250,075,818	187,029,160
Net Assets:
Beginning of year	1,319,864,836	1,132,835,676
End of year	$1,569,940,654	$1,319,864,836

See accompanying notes to financial statements.

[17]

STATEMENT OF CASH FLOWS

For the year ended December 31, 2024

Cash Flows from Operating Activities:
Increase in net assets from operations		$287,974,938
Adjustments to increase in net assets from operations:
Proceeds from securities sold	$152,055,193
Purchases of securities	(119,662,380)
Net increase in short-term investments	(9,075,245)
Net realized gain from investments	(50,030,319)
Increase in net unrealized appreciation of investments	(222,470,694)
Non-cash operating lease expense	(19,399)
Depreciation and amortization	162,858
Changes in operating assets and liabilities:
Increase in dividends receivable	(1,742,484)
Increase in other assets	(112,326)
Increase in accrued expenses and other liabilities	219,857
Total adjustments		(250,674,939)
Net cash provided by operating activities		37,299,999
Cash Flows from Investing Activities:
Cash paid for leasehold improvements, furniture and equipment	(28,564)
Cash used in investing activities		(28,564)
Cash Flows from Financing Activities:
Dividends and distributions paid	(37,899,121)
Cash used in financing activities		(37,899,121)
Net decrease in cash		(627,686)
Cash at beginning of year		895,639
Cash at end of year		$267,953

Supplemental Disclosure of Cash Flow Information:
Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions to stockholders	$25,973,493

See accompanying notes to financial statements.

[18]

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies—Central Securities Corporation (the “Corporation”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles applicable to U.S. investment companies.

Security Valuation—Marketable common stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price at the valuation date. Investments in money market funds are valued at net asset value per share. Other short-term investments are valued at amortized cost, which approximates fair value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

Federal Income Taxes—It is the Corporation’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its stockholders. Management has analyzed positions taken on the Corporation’s tax returns and has determined that no provision for income taxes is required in the accompanying financial statements. The Corporation’s Federal, state and local tax returns for the current and previous three fiscal years remain subject to examination by the relevant taxing authorities.

Use of Estimates—The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results may differ from those estimates.

Leases—The Corporation recognizes operating leases on its statement of assets and liabilities at the lease commencement date as (1) a liability representing its obligation to make lease payments over the lease term and (2) a corresponding right-of-use (“ROU”) asset for its right to use the underlying asset over the lease term. The lease liability is measured at the inception of the lease at the present value of the unpaid fixed and certain variable lease payments using the rate of interest the Corporation would have paid on a collateralized basis to borrow an amount equal to the lease payments under similar terms. Lease expense for fixed lease payments is recognized on a straight-line basis over the lease term and is included in Occupancy and office operating expenses in the Statement of Operations. Variable payments for utilities and for increases in building operating expenses and real estate taxes are expensed as incurred and also are included in Occupancy and office operating expenses. See Note 9.

Other—Security transactions are accounted for as of the trade date, and cost of securities sold is determined by specific identification. Dividend income and distributions to stockholders are recorded on the ex-dividend date. Interest income is accrued daily.

Operating Segments—In this reporting period, the Corporation adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Corporation’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Chief Executive Officer acts as the Corporation’s CODM. The Corporation has a single operating segment, as the CODM monitors the operating results of the Corporation as a whole and its long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which

[19]

NOTES TO FINANCIAL STATEMENTS — Continued

is executed by the Corporation’s portfolio managers. The financial information in the form of portfolio composition, total returns, expense ratios and changes in net assets which are used by the CODM to assess the segment’s performance versus comparative benchmarks and to make resource allocation decisions for the Corporation’s single segment, is consistent with that presented within the financial statements. Segment assets are reflected on the accompanying statement of assets and liabilities as “net assets” and significant segment expenses are listed on the accompanying statement of operations.

2. Fair Value Measurements—The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

•Level 1—Quoted prices in active markets for identical investments;

•Level 2—Other significant observable inputs obtained from independent sources, for example, quoted prices in active markets for similar investments;

•Level 3—Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. The Corporation’s only Level 3 investment is The Plymouth Rock Company Class A Common Stock (“Plymouth Rock”).

The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

The Corporation’s investments as of December 31, 2024 are classified as follows:

	Level 1	Level 2	Level 3	Total Value
Common stocks	$1,083,734,520	—	$392,251,200	$1,475,985,720
Short-term investments	20,661,707	$69,950,767	—	90,612,474
Total	$1,104,396,227	$69,950,767	$392,251,200	$1,566,598,194

The following is a reconciliation of the change in the value of Level 3 investments:

Balance as of December 31, 2023	$304,136,800
Change in unrealized appreciation of investments in affiliated companies included in increase in net assets from operations	88,114,400
Balance as of December 31, 2024	$392,251,200

Unrealized appreciation of Level 3 investments still held as of December 31, 2024 increased during the year by $88,114,400, which is included in the above table.

Management assists the Board of Directors in the determination of fair value of Plymouth Rock. In valuing the Plymouth Rock Level 3 investment as of December 31, 2024, management considered Plymouth Rock’s financial condition and results of operations, the insurance industry outlook, and any transactions in Plymouth Rock’s shares. Management used significant unobservable inputs to develop a range of values for the investment. It used a comparable company approach that utilized the following valuation multiples from selected publicly traded companies: price-to-book value (range: 1.0–2.7; average: 1.7); price-to-historical earnings (range: 18.4–54.3; average: 33.9); and price-to-forward earnings estimates (range: 12.2–28.3; average: 19.2). Management also used Plymouth Rock’s book value and a discounted cash flow model based on a forecasted return on equity of approximately 12% and a cost of capital of approximately 12%. The average of these values was then discounted for lack of marketability and control of the Plymouth Rock shares. Management considered a discount range of 25% to 35%, a range management believes market participants would apply. An independent valuation of Plymouth Rock’s shares obtained by Plymouth Rock was also considered. Management presented and discussed the above information with the Corporation’s directors, who determined the value for the investment.

[20]

NOTES TO FINANCIAL STATEMENTS — Continued

Increases (decreases) in the price-to-book value multiple, price-to-historical earnings multiple, price-to-forward earnings estimate multiple, return on equity rate and book value in isolation would result in a higher (lower) range of fair values. Increases (decreases) in the discount for lack of marketability and control or cost of capital in isolation would result in a lower (higher) range of fair values.

3. Common Stock and Dividend Distributions—The Corporation did not purchase any shares of its Common Stock in 2024. It may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock available for stock distributions, or may be retired.

The Corporation declared two distributions to holders of Common Stock in 2024, $.20 per share paid on June 26 in cash and $2.05 per share paid on December 20 in cash or in additional shares of Common Stock at the stockholder’s option. In connection with the December 20 distribution, 547,848 shares of Common Stock were issued at a price of $47.41 per share.

The tax character of dividends and distributions paid during the year was ordinary income, $17,316,575 and long-term capital gain $46,556,038; for 2023, it was $13,907,821 and $37,597,832, respectively. As of December 31, 2024, for tax purposes, undistributed ordinary income was $699,475 and undistributed long-term realized capital gain was $5,814,386. Dividends and distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Financial statements are adjusted for permanent book-tax differences; for the year ended December 31, 2024 such adjustments were $715,745 primarily due to non-deductible employee compensation.

4. Investment Transactions—The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the year ended December 31, 2024, excluding short-term investments, were $119,662,380 and $152,055,193, respectively.

As of December 31, 2024, the tax cost of investments was $502,894,528. Net unrealized appreciation was $1,063,703,666 consisting of gross unrealized appreciation and gross unrealized depreciation of $1,073,619,816 and $9,916,150, respectively.

5. Affiliated Companies—Plymouth Rock is an affiliated company as defined in the Investment Company Act of 1940 due to the Corporation’s ownership of 5% or more of the company’s outstanding voting securities. During the year ended December 31, 2024, unrealized appreciation from the Corporation’s investment in Plymouth Rock increased by $88,114,400 and the Corporation received dividends of $8,060,762 from Plymouth Rock. The Chairman of the Corporation is a director of Plymouth Rock. The Chief Executive Officer and President of the Corporation is a director of certain subsidiaries of Plymouth Rock.

6. Restricted Securities—The Corporation may from time to time invest in securities the resale of which is restricted. On December 31, 2024, the Corporation’s only restricted security was 28,424 shares of Plymouth Rock Class A stock that were acquired on December 15, 1982 at a cost of $710,600. This security had an estimated fair value of $392,251,200 at December 31, 2024, which was equal to 25.0% of the Corporation’s net assets. The Corporation does not have the right to demand registration of this security.

7. Bank Line of Credit—The Corporation maintained a $25 million uncommitted, secured revolving line of credit with UMB Bank, n.a. (“UMB”), the Corporation’s custodian, which expired on May 31, 2024. All borrowings were payable on demand of UMB. Interest on any borrowings were payable monthly at a rate based on the federal funds rate, subject to a minimum annual rate of 2.50%. No borrowings were made and no commitment fees were paid during the period ended May 31, 2024.

8. Compensation and Benefit Plans—The aggregate remuneration paid to all officers during the year ended December 31, 2024 was $3,931,458.

[21]

NOTES TO FINANCIAL STATEMENTS — Continued

Officers and other employees participate in a 401(k) profit sharing plan. The Corporation has agreed to contribute 3% of each participant’s qualifying compensation to the plan, which is immediately vested. Contributions in excess of 3% may be made at the discretion of the Board of Directors and vest after three years of service. During the year ended December 31, 2024, the Corporation contributed $289,019 to the plan, which represented 15% of total qualifying compensation.

9. Operating Lease—The Corporation leases office space under a lease that was amended effective April 27, 2022 to extend the lease term until June 30, 2033. The lease includes fixed payments for occupancy and variable payments for certain utilities and for the Corporation’s share of increases in building operating expenses and real estate taxes.

The lease extension was accounted for as a lease modification as of the effective date. The Corporation determined that the lease was an operating lease. As of the effective date of the lease extension, the Corporation measured its lease liability and corresponding right-of-use asset at approximately $2.9 million, which was the present value of the fixed payments less estimated incentive payments to be received under the lease using a discount rate of 4.89%.

Total lease expense for the year ended December 31, 2024 was $412,025 substantially all of which was operating lease cost.

Fixed amounts due under the lease as of December 31, 2024 are as follows:

2025	$413,475
2026	413,475
2027	413,475
2028	430,014
2029	446,553
2030-2033	1,562,935
Total undiscounted lease payments	3,679,925
Less: lease incentives receivable	(40,084)
Less: imputed interest	(705,012)
Total lease liability	$2,934,829

[22]

FINANCIAL HIGHLIGHTS

The following table shows per share operating performance data, total returns, ratios and supplemental data for each year in the five-year period ended December 31, 2024. This information has been derived from information contained in the financial statements and market price data for the Corporation’s shares.

The Corporation’s total returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of all distributions. Distributions that are payable only in cash are assumed to be reinvested at the market price or net asset value, as applicable, on the payable date of the distribution. Distributions that may be taken in shares are assumed to be reinvested at the price designated by the Corporation.

	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value, beginning of year	$46.49	$40.48	$48.87	$39.49	$38.42
Net investment income (a)	.54	.51	.54	.83	.70
Net realized and unrealized gain (loss) on securities (a)	9.61	7.50	(6.35)	12.64	2.20
Total from investment operations	10.15	8.01	(5.81)	13.47	2.90
Less:
Dividends from net investment income	.61	.50	.55	.86	.70
Distributions from capital gains	1.64	1.35	1.90	2.89	1.00
Total distributions	2.25	1.85	2.45	3.75	1.70
Net change from capital share transactions	(.13)	(.15)	(.13)	(.34)	(.13)
Net asset value, end of year	$54.26	$46.49	$40.48	$48.87	$39.49
Per share market value, end of year	$45.69	$37.77	$33.39	$44.58	$32.64
Total return based on market (%)	26.78	18.85	(19.89)	49.39	4.12
Total return based on NAV (%)	22.22	20.54	(11.47)	35.26	8.39
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,569,941	$1,319,865	$1,132,836	$1,332,591	$1,036,336
Ratio of expenses to average net assets (%)	.55	.56	.50	.54	.66
Ratio of net investment income to average net assets (%)	1.04	1.19	1.22	1.75	1.94
Portfolio turnover rate (%)	8.62	4.10	.37	9.12	11.93

(a)Based on the average number of shares outstanding during the year.

See accompanying notes to financial statements.

[23]

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of
Central Securities Corporation:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Central Securities Corporation (the Corporation), including the statement of investments, as of December 31, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Corporation as of December 31, 2024, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian or the investee directly. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We or our predecessor firms have served as the Corporation’s auditor since 1930.

New York, New York
February 4, 2025

[24]

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT POLICIES,
AND PRINCIPAL RISKS

Investment Objective and Principal Investment Policies

The Corporation’s investment objective is long-term growth of capital. Income received from investments is a secondary consideration.

In pursuing its investment objective, the Corporation invests primarily in equity securities that it believes are undervalued at the time of purchase and have the potential for growth. It is Central’s goal to own companies that it believes will generate superior returns when compared with the broad market and preserve the Corporation’s capital in an inflationary environment. A guiding principle is the consideration of equity securities as units of ownership of a business and the purchase of them when the price appears to be low in relation to the value of the total enterprise. The Corporation’s objective may be changed without a vote of a majority of the Corporation’s voting securities.

Central owns a limited number of companies, and it invests for the long-term. Honest management working in the interests of all shareholders is of the utmost importance in the appraisal of investments. The Corporation may sell securities for a variety of reasons, including excessive valuation, deteriorating results or to redeploy assets into more promising opportunities.

The Corporation is not restricted as to the types of securities (e.g., equity, fixed income) in which it invests. The Corporation may invest in securities of issuers with any market capitalization. The Corporation is not required to be fully invested in securities and generally maintains a portion of its total assets in cash and securities considered to be cash equivalents.

The Corporation has not adopted the practice of concentrating its investments in any particular industry or group of industries and does not contemplate changing its policy or restricting its field of investment. The Corporation is permitted to borrow money, subject to the limits of the Investment Company Act of 1940, as amended. These are fundamental policies and may not be changed without a vote of a majority of the Corporation’s voting securities.

The Corporation also has fundamental policies relating to the issuance of senior securities, the underwriting of securities of other issuers, the purchase or sale of real estate, the purchase or sale of commodities or commodity contracts, and the making of loans. These policies may not be changed without a vote of a majority of the Corporation’s voting securities. The Corporation has a non-fundamental policy permitting it to engage in the writing, sale and purchase of options and may make short sales. The Corporation has not utilized these policies in recent years and does not contemplate using any one of them in an amount greater than 5% of the Corporation’s assets unless stockholders are notified of such intention at least 60 days in advance.

Principal Risks

As with any investment, you could lose all or part of your investment in the Corporation, and the Corporation’s investment performance could trail that of other investments. Investment in the Corporation is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Corporation’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.

An investment in the Corporation is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Corporation has a substantial portion of its assets invested in the common stock of The Plymouth Rock Company, a privately issued, illiquid security. The investment in Plymouth Rock is subject to many of the risks described further below.

[25]

Market Risk. The market values of the Corporation’s investments may decline, perhaps sharply and unpredictably, or fail to rise, for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, the liquidity of investments and other factors including terrorism, war, natural disasters and public health events and crises.

Active Management Risk. Performance of individual securities can vary widely. The investment decisions of management of the Corporation may cause the Corporation to underperform other investments or benchmark indices. The Corporation may also underperform other investment companies with similar investment objectives or strategies. Management may be incorrect in assessing a particular industry or company. An issuer in which the Corporation invests may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Corporation’s performance. The Corporation may not buy securities at the lowest possible prices or sell securities at the highest possible prices.

Non-Diversification Risk. The Corporation is a “non-diversified” investment company, meaning that it invests its assets in a smaller number of companies than many other funds. As a result, your investment in the Corporation has the risk that changes in the value of a single security may have a significant effect, either negative or positive, on the Corporation’s NAV.

Sector Risk. At times, the Corporation may have a significant portion of its assets invested in securities of companies conducting business within one or more broad economic sectors. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Corporation more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. In addition, at times, an economic sector that the Corporation is invested in may be out of favor and underperform other sectors or the market as a whole.

Illiquid Investments Risk. The Corporation may invest a significant portion of its net assets in illiquid investments. An illiquid investment is any investment that the Corporation reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Corporation holds illiquid investments, the illiquid investments may reduce the returns of the Corporation because the Corporation may be unable to transact at advantageous times or prices. An inability to sell securities, at the Corporation’s desired price or at all, can adversely affect the Corporation’s value or prevent the Corporation from being able to take advantage of other investment opportunities.

Privately Issued Securities Risk. The Corporation may invest in privately issued securities. Privately issued securities are securities that have not been registered under the Securities Act of 1933, as amended, and as a result may be subject to legal restrictions on resale. Privately issued securities are generally not traded on established markets. As a result of the absence of a public trading market, privately issued securities may be deemed to be illiquid investments, may be more difficult to value than publicly traded securities and may be subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Corporation.

Valuation Risk. The price the Corporation could receive upon the sale of a security or other asset may differ from the Corporation’s valuation of the security or other asset, particularly for securities or other assets for which there is no public market, that trade in low volume or volatile markets, or that are valued using an estimated fair value methodology. In addition, the value of the securities or other assets in the Corporation’s portfolio may change on days or during time periods when stockholders will not be able to purchase or sell the Corporation’s shares.

Market Price of Shares Risk. Shares of common stock of closed-end investment companies like the Corporation often trade in the market at prices lower than (discount to) or higher than (premium to) their NAV.

[26]

The Corporation cannot predict whether its listed stock will trade at, below or above NAV. Market price risk is a risk separate and distinct from the risk that the Corporation’s NAV will decrease. The Corporation’s shares have generally traded at a discount to the Corporation’s NAV.

In addition to NAV, the market price of shares may be affected by such factors as the Corporation’s dividend and distribution levels and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions, and other factors.

Leverage Risk. The Corporation may borrow money from banks or financial institutions. The Corporation may borrow money to make additional investments or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends or other distributions and the settlement of securities transactions that otherwise might require untimely dispositions of the Corporation’s holdings. The use of borrowed money is known as “leverage.”

The use of leverage creates certain risks for the Corporation’s stockholders, including the greater likelihood of higher volatility of the Corporation’s return, its NAV and the market price of its Common Stock. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Corporation’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Corporation incurs capital losses, the return of the Corporation will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders could be reduced or potentially eliminated. The Corporation also may be required to sell investments in order to make interest or principal payments on borrowings used for leverage when it may be disadvantageous to do so.

Stockholder Concentration Risk. A significant portion of the Corporation’s shares are held by a private foundation. This may result in a decreased market for the Corporation’s shares or in downward pressure on the market price of the Corporation’s shares if the foundation decided to sell all or a significant portion of its holding. Either of these factors may lead to the Corporation’s shares trading at a lower price or at a larger discount to net asset value.

Dependence on Key Personnel Risk. The Corporation is internally-managed and has a small number of employees. The loss of the services of certain key employees without suitable replacement may adversely affect the operation of the Corporation.

Cybersecurity Risk. Investment companies, such as the Corporation, and their service providers are exposed to operational and information security risks resulting from cyberattacks, which may result in financial losses to the Corporation and its shareholders. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, “ransomware” that renders systems inoperable until ransom is paid, the unauthorized release of confidential information, or various other forms of cybersecurity breaches. Cyber-attacks affecting the Corporation or the custodian, transfer agent, trading counterparties, and other third-party service providers may adversely impact the Corporation or the companies in which the Corporation invests, causing investments to lose value.

Status as a Regulated Investment Company. The Corporation has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code. Qualification requires, among other things, compliance by the Corporation with certain distribution and investment requirements. Failure by the Corporation to qualify as a regulated investment company could result in the Corporation paying corporate income taxes which would reduce the Corporation’s investment performance.

[27]

OTHER INFORMATION

Direct Registration

The Corporation utilizes direct registration, a system that allows for book-entry ownership and the electronic transfer of the Corporation’s shares. Stockholders may find direct registration a convenient way of managing their investment. Stockholders wishing certificates may request them.

A pamphlet which describes the features and benefits of direct registration, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling Computershare Trust Company at 1-800-756-8200, calling the Corporation at 1-866-593-2507 or visiting our website: www.centralsecurities.com under Contact Us.

Proxy Voting Policies and Procedures

The policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities and the Corporation’s proxy voting record for the twelve-month period ended June 30, 2024 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-866-593-2507), (2) on the Corporation’s website at www.centralsecurities.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Portfolio Information

The Corporation files its complete schedule of portfolio holdings with the SEC for the first and the third quarter of each fiscal year on Form N-PORT. The Corporation’s Form N-PORT filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Privacy Policy

In order to conduct its business, the Corporation, through its transfer agent, Computershare Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record in connection with their transactions in shares of our securities. This information includes the shareholder’s address, tax identification number and number of shares. We do not collect or maintain personal information about stockholders whose shares are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about our stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Securities Exchange Act of 1934. You can identify forward-looking statements by words such as “believe,” “expect,” “may,” “anticipate,” and other similar expressions when discussing prospects for particular portfolio holdings and/or markets, generally. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. We cannot assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

[28]

BOARD OF DIRECTORS AND OFFICERS

Name (age)	Principal Occupation (last five years) and position with the Corporation (if any)	Other Public Company Directorships held by Directors
Independent Directors
L. PRICE BLACKFORD (73) Director since 2012	Managing Director, SMG Securities, Inc. (formerly Scott-Macon Securities, Inc. a subsidiary of Scott-Macon Group, Inc.) (investment banking)	None
SIMMS C. BROWNING (84) Director since 2005	Retired since 2003; Vice President, Neuberger Berman, LLC (asset management) prior thereto	None
DONALD G. CALDER (87) Director since 1982	Chairman, Clear Harbor Asset Management, LLC 2010-2020; President, G.L. Ohrstrom & Co. Inc. (private investment firm) prior thereto	Brown-Forman Corporation (beverages); Carlisle Companies (industrials) and Roper Technologies, Inc. (manufacturing), each prior to 2010
DAVID M. POPPE (60) Director since 2020	President, Giverny Capital Asset Management since 2020; Private Investor, 2019; Chief Executive Officer, Ruane, Cuniff & Goldfarb (asset management) prior thereto	None
Interested Directors
JOHN C. HILL (51) Director since 2021	Chief Executive Officer, Central Securities Corporation; President since 2018; Vice President, 2016-2018; Analyst, Davis Advisors, prior thereto	None
WILMOT H. KIDD (83) Director since 1972	Chairman, Central Securities Corporation; Chief Executive Officer, 2018-2021; President, 1973-2018	Silvercrest Asset Management Group, Inc. (2013-2020)
WILMOT H. KIDD IV (45) Director since 2017	Independent photographer, cinematographer and film producer	None
Other Officers
MARLENE A. KRUMHOLZ (61)	Vice President since 2009, Chief Compliance Officer since 2004 and Secretary since 2001
ANDREW J. O’NEILL (52)	Vice President since 2011, Investment Analyst since 2009
Joseph T. Malone (57)	Vice President and Treasurer since 2024; Managing Director, Head of Fund Administration and Chief Financial Officer of First Eagle Funds prior thereto

The Corporation is a stand-alone investment company. The address of each Director and officer is c/o Central Securities Corporation, 630 Fifth Avenue, New York, New York 10111. All Directors serve for a term of one year and are elected by stockholders at the Corporation’s annual meeting. Officers serve at the pleasure of the Board of Directors.

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BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
L. Price Blackford, Lead Independent Director
Simms C. Browning
Donald G. Calder
John C. Hill
Wilmot H. Kidd IV
David M. Poppe

OFFICERS

John C. Hill, Chief Executive Officer and President
Marlene A. Krumholz, Vice President and Secretary
Joseph T. Malone, Vice President and Treasurer
Andrew J. O’Neill, Vice President

OFFICE

630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll-free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.
P.O. Box 43078, Providence, RI 02940-3078
800-756-8200
www.computershare.com

CUSTODIAN

UMB Bank, n.a.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
New York, NY

(b) Not applicable.

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	The registrant has not granted any waivers, including implicit waivers from a provision of this code of ethics.

(e)	Not applicable.

(f)	This code of ethics is filed as an attachment on this form.

Item 3. Audit Committee Financial Experts.

(a)	The Board of Directors of the Corporation has determined that none of the members of its Audit Committee meet the definition of “Audit Committee Financial Expert” as the term has been defined by the Securities and Exchange Commission (“SEC”). The Board of Directors considered the possibility of adding a member that would qualify as an Audit Committee Financial Expert, but has determined that the Audit Committee collectively has sufficient expertise to perform its duties. In addition, the Audit Committee’s charter authorizes the Audit Committee to engage a financial expert should it determine that such assistance is required.

Item 4. Principal Accountant Fees and Services.

(a) – (d)	2024		2023

Audit fees	$111,500	(1)	$153,500	(1)
Audit-related fees	0		0
Tax fees	30,100	(2)	29,000	(2)
All other fees	0		0
Total fees	$141,600		$182,500

(1)	Includes fees for review of the semi-annual report to stockholders and audit of the annual report to stockholders.

(2)	Includes fees for services performed with respect to tax compliance and tax planning.

(e) – (h) Pursuant to its charter, the Audit Committee is responsible for recommending the selection, approving compensation and overseeing the independence, qualifications and performance of the independent accountants. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the Audit Committee considers whether such services are consistent with the auditor’s independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the Corporation; and whether the service could enhance the Corporation’s ability to manage or control risk or improve audit quality. The Audit Committee may delegate pre-approval authority to one or more of its members. Any pre-approvals by a member under this delegation are to be reported to the Audit Committee at its next scheduled meeting.

According to KPMG LLP (“KPMG”), for the fiscal year ended December 31, 2024, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons who are not full-time, permanent employees of KPMG was 0%.

Other than as described in the table above, the aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), that provides ongoing services to the registrant was $0 in 2024 and 2023.

All of the non-audit and tax services provided by KPMG for fiscal year 2024 (described in the footnotes to the table above) and related fees were approved in advance by the Audit Committee or by a member of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee. For the year ended December 31, 2024, no waivers of the pre-approval process occurred.

(i)    Not applicable.

(j)    Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee. Its members are: L. Price Blackford, Simms C. Browning, Donald G. Calder and David M. Poppe.

(b) Not applicable.

Item 6. Investments.

(a) Schedule is included as a part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not Applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not Applicable.

Item 10. Remuneration Paid to Directors, Officers and Others of Open-End Management Investment Companies.

Not Applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies.

CENTRAL SECURITIES CORPORATION

PROXY VOTING GUIDELINES

Central Securities Corporation is involved in many matters of corporate governance through the proxy voting process. We exercise our voting responsibilities with the primary goal of maximizing the long-term value of our investments. Our consideration of proxy issues is focused on the investment implications of each proposal.

Our management evaluates and votes each proxy ballot that we receive. We do not use a proxy voting service. Our Board of Directors has approved guidelines in evaluating how to vote a particular proxy ballot. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as longer term strategic planning, subject to the oversight of the company’s board of directors. Our guidelines are based on the belief that a company’s shareholders have a responsibility to evaluate company performance and to exercise the rights and duties pertaining to ownership.

When determining whether to invest in a particular company, one of the key factors we consider is the ability and integrity of its management. As a result, we believe that recommendations of management on any issue, particularly routine issues, should be given substantial weight in determining how proxies should be voted. Thus, on most issues, our votes are cast in accordance with the company’s recommendations. When we believe management’s recommendation is not in the best interest of our stockholders, we will vote against management’s recommendation.

Due to the nature of our business and our size, it is unlikely that conflicts of interest will arise in our voting of proxies of public companies. We do not engage in investment banking nor do we have private advisory clients or any other businesses. In the unlikely event that we determine that a conflict does arise on a proxy voting issue, we will defer that proxy vote to our independent directors.

We have listed the following, specific examples of voting decisions for the types of proposals that are frequently presented. We generally vote according to these guidelines. We may, on occasion, vote otherwise when we believe it to be in the best interest of our stockholders:

Election of Directors – We believe that good governance starts with an independent board, unfettered by significant ties to management, in which all members are elected annually. In addition, key board committees should be entirely independent.

●	We support the election of directors that result in a board made up of a majority of independent directors who do not appear to have been remiss in the performance of their oversight responsibilities.
●	We will withhold votes for non-independent directors who serve on the audit, compensation or nominating committees of the board.
●	We consider withholding votes for directors who missed more than one-fourth of the scheduled board meetings without good reason in the previous year.
●	We generally oppose the establishment of classified boards of directors and will support proposals that directors stand for election annually.
●	We generally oppose limits to the tenure of directors or requirements that candidates for directorships own large amounts of stock before being eligible for election.

Compensation – We believe that appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. We are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features without offsetting advantages to the company’s shareholders.

We evaluate proposals related to compensation on a case-by case basis.

●	We generally support stock option plans that are incentive based and not excessive.
●	We generally oppose the ability to re-price options without compensating factors when the underlying stock has fallen in value.
●	We support measures intended to increase the long-term stock ownership by executives including requiring stock acquired through option exercise to be held for a substantial period of time.
●	We generally support stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for not less than 85% of their market value.
●	We generally oppose change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered.

Corporate Structure and Shareholder Rights – We generally oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. We support proposals when management can demonstrate that there are sound financial or business reasons.

●	We generally support proposals to remove super-majority voting requirements and oppose amendments to bylaws which would require a super-majority of shareholder votes to pass or repeal certain provisions.
●	We will evaluate proposals regarding shareholders rights plans (“poison pills”) on a case-by-case basis considering issues such as the term of the arrangement and the level of review by independent directors.
●	We will review proposals for changes in corporate structure such as changes in the state of incorporation or mergers individually. We generally oppose proposals where management does not offer an appropriate rationale.
●	We generally support share repurchase programs.
●	We generally support the general updating of or corrective amendments to corporate charters and by-laws.
●	We generally oppose the elimination of the rights of shareholders to call special meetings.

Approval of Independent Auditors – We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely related activities that do not, in the aggregate, raise the appearance of impaired independence.

●	We generally support management’s proposals regarding the approval of independent auditors.
●	We evaluate on a case-by-case basis instances in which the audit firm appears to have a substantial non-audit relationship with the company or companies affiliated with it.

Social and Corporate Responsibility Issues – We believe that ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote with management on these types of proposals, although we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

●	We generally oppose shareholder proposals which apply restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial impact.
●	We generally oppose proposals which require that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a) Mr. John C. Hill, Chief Executive Officer and President, and Mr. Andrew J. O’Neill, Vice President, manage the Corporation’s investments. Mr. Hill has been Chief Executive Officer of the Corporation since January 1, 2022. He has also served as President of the Corporation since 2018. Mr. Hill joined the Corporation as a Vice President in 2016. He worked as an investment analyst with Davis Selected Advisers LP prior thereto. Mr. O’Neill joined the Corporation in 2009, and was elected Vice President in 2011. Mr. Hill and Mr. O’Neill do not manage any other accounts, and accordingly, the Registrant is not aware of any material conflicts with their management of the Corporation’s investments.

Mr. Hill’s and Mr. O’Neill’s compensation consists primarily of a fixed base salary and a bonus. Their compensation is reviewed and approved annually by the Compensation and Nominating Committee of the Board of Directors (the “Committee”), which is comprised solely of independent directors. Their compensation may be adjusted from year to year based on the Committee’s perception of overall performance and their management responsibilities.

Each of Mr. Hill’s and Mr. O’Neill’s bonus in 2024 was at the discretion of the Committee. Mr. Hill and Mr. O’Neill also participate in the Corporation’s 401k Profit Sharing Plan, pursuant to which the Corporation contributed a percentage of their eligible compensation.

As of December 31, 2024, the value of Mr. Hill’s and Mr. O’Neill’s investment in Central Securities common stock each exceeded $1 million.

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (July 1 through July 31)	0	NA	NA	NA
Month #2 (August 1 through August 31)	0	NA	NA	NA
Month #3 (September 1 through September 30)	0	NA	NA	NA
Month #4 (October 1 through October 31)	0	NA	NA	NA
Month #5 (November 1 through November 30)	0	NA	NA	NA
Month #6 (December 1 through December 31)	0	NA	NA	NA
Total	0	NA	NA	NA

All purchases were made in open-market transactions.

Item 15. Submission of Matters to a Vote of Security Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as set forth in the Corporation’s proxy statement dated February 7, 2025.

Item 16. Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of Central Securities Corporation (the “Corporation”) have concluded that the Corporation’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective as of a date within 90 days of the filing date of this report based on their evaluation of the Disclosure Controls and Procedures.

(b) There have been no changes in the Corporation’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during period covered by this report that has materially affected, or is reasonably likely to materially affect, the Corporation’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Attached hereto.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act. Attached hereto.

(4) Not Applicable.

(5) Not Applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Securities Corporation

By:	/s/ John C. Hill

John C. Hill

Chief Executive Officer

Principal Executive Officer

February 12, 2025

Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capabilities and on the dates indicated.

By:	/s/ John C. Hill
John C. Hill Chief Executive Officer Principal Executive Officer

February 12, 2025

Date

By:	/s/ Joseph T. Malone
Joseph T. Malone Vice President and Treasurer Principal Financial Officer

February 12, 2025

Date